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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                              DELTEK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                VIRGINIA                                54-1252625
        (State of incorporation)           (I.R.S. Employer Identification No.)


         8280 GREENSBORO DRIVE
            MCLEAN, VIRGINIA                                  22102
     (Address of principal executive offices)               (Zip Code)



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of each class                       Name of each exchange on which
       to be so registered                       each class is to be registered

          Not Applicable                                  Not Applicable



SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, par value $0.001
                                (Title of class)






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Item 1.  Description of Registrant's Securities to be Registered

         The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, as amended (Commission File
No. 333-18247), filed with the Securities and Exchange Commission (the "Form S-1 Registration Statement") is hereby incorporated by reference.


Item 2.  Exhibits

         The following exhibits are filed as part of this Registration
         Statement:

         1 Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement.

         2        Amended and Restated Bylaws incorporated by reference to
                  Exhibit 3.2 to the Registrant's Form S-1 Registration
                  Statement.

         3 Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant's Form S-1 Registration Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   DELTEK SYSTEMS, INC.

Date:  January 16, 1997


                                                   By:__________________________
                                                        Kenneth E. deLaski


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                                  EXHIBIT INDEX



                                                                                        Sequentially
    Exhibit                                                                               Numbered
     Number                                            Exhibit                              Page
    -------                                            -------                          ------------

       1 Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3.1 to the Registrant's Form S-1
                   Registration Statement.

       2           Amended and Restated Bylaws incorporated by reference to
                   Exhibit 3.2 to the Registrant's Form S-1 Registration
                   Statement.

       3 Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant's Form S-1 Registration
                   Statement.





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